UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2020

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Overlook Point, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $.01 per share	ZBRA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 13, 2020, Olivier Leonetti notified Zebra Technologies Corporation (the “Company) of his decision to resign from his position as Senior Vice President, Chief Financial Officer to pursue another opportunity, effective August 28, 2020. Mr. Leonetti’s decision to resign is not related to any disagreement with the Company or its auditors on any matter relating to the Company’s operations, policies or practices.

The Board of Directors has appointed Nathan Winters as Acting Chief Financial Officer, effective August 28, 2020, until a permanent Chief Financial Officer is appointed. Mr. Winters, 41, has served as Vice President of Corporate Financial Planning & Analysis and Business Operations of the Company since April 2018. Prior to joining the Company, Mr. Winters most recently served as the Chief Financial Officer, Global Supply Chain at GE Healthcare from April 2016 to March 2018. In addition to that position at GE Healthcare, he held the position of Chief Financial Officer, Life Science BioProcess (April 2014 to March 2016) and previously held various finance positions of growing levels of responsibility at GE Healthcare and General Electric. There are no family relationships between Mr. Winters and any director or executive officer of the Company, and there are no related party transactions between the Company and Mr. Winters that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

In connection with his appointment as Acting Chief Financial Officer, Mr. Winters’ salary will increase $10,000 per month starting on August 28, 2020 and end on the Company’s appointment of a new Chief Financial Officer. In addition, he will receive a grant of time-vested restricted stock with a grant date fair value equal to $150,000 and annual vesting in one-third increments on each anniversary of the grant date.

On August 18, 2020, the Company issued a press release announcing Mr. Leonetti’s resignation and Mr. Winters’ appointment. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

99.1	Registrant’s Press Release dated August 18, 2020

104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: August 18, 2020	By:	/s/ Cristen Kogl
Cristen Kogl
SVP, General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Registrant’s Press Release dated August 18, 2020

104	Cover Page Interactive Data File (embedded within the inline XBRL)